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                                                                  Exhibit 10.10




                          REGISTRATION RIGHTS AGREEMENT








                            Dated as of July 26, 1996




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                                TABLE OF CONTENTS


SECTION                                                                     PAGE

1.   INTRODUCTION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

2.   REGISTRATION UNDER SECURITIES ACT, ETC. . . . . . . . . . . . . . . . .  1
     2.1  REGISTRATION ON REQUEST. . . . . . . . . . . . . . . . . . . . . .  1
          (a)   REQUEST. . . . . . . . . . . . . . . . . . . . . . . . . . .  1
          (b)  REGISTRATION STATEMENT FORM   . . . . . . . . . . . . . . . .  2
          (c)  EXPENSES. . . . . . . . . . . . . . . . . . . . . . . . . . .  3
          (d)  EFFECTIVE REGISTRATION STATEMENT. . . . . . . . . . . . . . .  3
          (e)  SELECTION OF UNDERWRITERS   . . . . . . . . . . . . . . . . .  3
          (f)  PRIORITY IN REQUESTED REGISTRATIONS   . . . . . . . . . . . .  3
     2.2  INCIDENTAL REGISTRATION  . . . . . . . . . . . . . . . . . . . . .  4
          (a)RIGHT TO INCLUDE REGISTRABLE SECURITIES   . . . . . . . . . . .  4
          (b)  PRIORITY IN INCIDENTAL REGISTRATIONS  . . . . . . . . . . . .  5
     2.3  REGISTRATION PROCEDURES  . . . . . . . . . . . . . . . . . . . . .  5
     2.4  UNDERWRITTEN OFFERINGS . . . . . . . . . . . . . . . . . . . . . . 10
          (a)  REQUESTED UNDERWRITTEN OFFERINGS  . . . . . . . . . . . . . . 10
          (b)  INCIDENTAL UNDERWRITTEN OFFERINGS . . . . . . . . . . . . . . 11
          (c)  HOLDBACK AGREEMENTS . . . . . . . . . . . . . . . . . . . . . 11
          (d)  PARTICIPATION IN UNDERWRITTEN OFFERINGS . . . . . . . . . . . 12
     2.5  PREPARATION; REASONABLE INVESTIGATION  . . . . . . . . . . . . . . 12
     2.6  RIGHTS OF REQUESTING HOLDERS . . . . . . . . . . . . . . . . . . . 12
     2.7  INDEMNIFICATION  . . . . . . . . . . . . . . . . . . . . . . . . . 13
          (a)  INDEMNIFICATION BY THE COMPANY  . . . . . . . . . . . . . . . 13
          (b)  INDEMNIFICATION BY THE SELLERS  . . . . . . . . . . . . . . . 14
          (c)  NOTICES OF CLAIMS, ETC  . . . . . . . . . . . . . . . . . . . 15
          (d)  OTHER INDEMNIFICATION . . . . . . . . . . . . . . . . . . . . 15
          (e)  INDEMNIFICATION PAYMENTS. . . . . . . . . . . . . . . . . . . 16
          (f)  CONTRIBUTION. . . . . . . . . . . . . . . . . . . . . . . . . 16
     2.8  ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES . . . . . . . . . . . 17

3.   DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17

4.   RULES 144 AND 144A  . . . . . . . . . . . . . . . . . . . . . . . . . . 19

5.   AMENDMENTS AND WAIVERS  . . . . . . . . . . . . . . . . . . . . . . . . 20

6.   NOMINEES FOR BENEFICIAL OWNERS  . . . . . . . . . . . . . . . . . . . . 20


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7.   NOTICES   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20

8.   ASSIGNMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21

9.   DESCRIPTIVE HEADINGS  . . . . . . . . . . . . . . . . . . . . . . . . . 21

10.  GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21

11.  COUNTERPARTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21

12.  ENTIRE AGREEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . 22

13.  SUBMISSION TO JURISDICTION  . . . . . . . . . . . . . . . . . . . . . . 22

14.  SEVERABILITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22


                                       ii


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                          REGISTRATION RIGHTS AGREEMENT


     REGISTRATION RIGHTS AGREEMENT, dated as of July 26, 1996, among Universal Outdoor Holdings, Inc., a Delaware corporation (the "Company"), and the other undersigned parties hereto.

     1. INTRODUCTION. The Company is a party to the separate Agreement and Plan of Recapitalization (the "Recapitalization Agreement"), dated as of July 26, 1996, with Kelso Investment Associates V, L.P. ("KIA V"), Kelso Equity Partners V, L.P. ("KEP V") and the Company Stockholders, pursuant to which the Company has agreed, among other things, to reclassify shares of Class B Common Stock, par value $.01 per share, and Class C Common Stock, par value $.01 per share, of the Company into shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock"). This Agreement shall become effective upon the reclassification of such securities pursuant to the Recapitalization Agreement and the initial public offering of the Common Stock by the Company as described in the Form S-1 Registration Statement filed by the Company with the Commission on June 6, 1996. The Company has also issued warrants to purchase Common Stock to the Management Individuals pursuant to, and subject to the terms and conditions of, its 1996 Warrant Plan adopted on April 5, 1996, as amended on July 26, 1996. Certain capitalized terms used in this Agreement are defined in section 3 hereof; references to sections shall be to sections of this agreement.

     2.   REGISTRATION UNDER SECURITIES ACT, ETC.

     2.1  REGISTRATION ON REQUEST.

          (a) REQUEST. Subject to the last sentence of this section 2.1(a), upon the written request of one or more Initiating Holders, requesting that the Company effect the registration under the Securities Act of all or part of such Initiating Holders' Registrable Securities and specifying the intended method of disposition thereof, the Company will promptly give written notice of such requested registration to all registered holders of Registrable Securities who would be entitled to participate in such registration, and thereupon the Company will, subject to the terms of this Agreement, effect the registration under the Securities Act of:

          (i) the Registrable Securities which the Company has been so requested to register by such Initiating Holders for disposition in accordance with the intended method of disposition stated in such request;

          (ii) all other Registrable Securities the holders of which shall have made a written request to the Company for registration thereof within 30 days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities);

          (iii) all shares of Common Stock which the Company may elect to register in connection with the offering of Registrable Securities pursuant to this section 2.1; PROVIDED however, for so long as any shares of Common Stock are held by any Kelso Entity or by any Management Individual, shares of Common Stock which the Company may elect to register shall not be so registered pursuant to this Section 2.1(a) without the prior written consent of, (X) in the event that any shares of Common Stock are held by any Kelso Entity, KIA V, and
(Y) in the event that any shares of Common Stock are held by any Management Individual, each such Management Individual,

all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities and the additional shares of Common Stock, if any so to be registered , PROVIDED that the Company shall not be required to effect any registration of Registrable Securities pursuant to this section 2.1 unless (X) a single holder of Registrable Securities has requested the registration of a number of shares of Registrable Securities held by such holder which is equal to or greater than 5% of the shares of Common Stock at the time outstanding and (Y) the aggregate number of shares of Registrable Securities requested to be registered by all holders of Registrable Securities is equal to or greater than 10% of the number of shares of Common Stock at the time outstanding, and PROVIDED, FURTHER, that the foregoing proviso shall not apply if any Kelso Entity is initiating a request as an Initiating Holder for the registration of all of such Kelso Entity's Registrable Securities. Subject to the provisions of Section 2.1(d) and to the following sentence, each Initiating Holder will have the right to request registration pursuant to this Section 2.1(a) an aggregate of four (4) times. In the event that any Management Shareholder requests registration as an Initiating Holder pursuant to this section 2.1(a), the Company shall notify KIA V in writing of such request and KIA V may elect, in its sole discretion, within 15 business days of receipt of such written request, to request registration as an Initiating Holder pursuant to this section 2.1(a) in which case KIA V shall be treated as an Initiating Holder for purposes of this section 2.1(a) and such Management Shareholder originally requesting registration shall not to be treated as an Initiating Holder pursuant to this section 2.1(a) (and such registration request shall not be counted with respect to such Management Shareholder for purposes of the preceding sentence).

          (b)  REGISTRATION STATEMENT FORM.  Registrations under this section
2.1 shall be on such appropriate registration form of the Commission (i) as shall be selected by the Company and,as shall be reasonably acceptable to the holders of more than 50% (by number of shares) of the Registrable Securities so to be registered and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in their request for such registration. If, in connection with any registration under section 2.1 which is proposed by the Company to be on Form S-3 or any similar short form registration statement which is a successor to Form S-3, the managing underwriters, if any, shall advise the Company in writing that in their opinion the use of



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another permitted form is of material importance to the success of the offering, then such registration shall be on such other permitted form.

          (c) EXPENSES. The Company will pay all Registration Expenses in connection with any registration requested pursuant to this section 2.1 (including any registration deemed not to be "effected" under Section 2.1) and any other actions that may be taken in connection with any such registration as contemplated by this Agreement.

          (d) EFFECTIVE REGISTRATION STATEMENT. A registration requested pursuant to this section 2.1 shall not be deemed to have been effected (and therefore not requested for purposes of the second to last sentence of section 2.1(a)) (i) unless a registration statement with respect thereto has become effective, PROVIDED that a registration which does not become effective after the Company has filed a registration statement with respect thereto solely by reason of the refusal to proceed of the Initiating Holders (other than a refusal to proceed based upon the advice of counsel relating to a matter with respect to the Company) shall be deemed to have been effected by the Company at the request of such Initiating Holders unless the Initiating Holders shall have elected to pay all Registration Expenses in connection with such registration, (ii) if, after it has become effective, such registration becomes subject to any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, or (iii) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than by reason of some act or omission by such Initiating Holders.

          (e) SELECTION OF UNDERWRITERS. If a requested registration pursuant to this section 2.1 involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the holders of at least a majority (by number of shares) of the Registrable Securities as to which registration has been requested; PROVIDED, however, that if any Kelso Entity is an Initiating Holder pursuant to section 2.1(a), then the underwriter or underwriters in such underwritten offering shall be selected by KIA V.

          (f) PRIORITY IN REQUESTED REGISTRATIONS. If a requested registration pursuant to this section 2.1 involves an underwritten offering, and the managing underwriter shall advise the Company in writing (with a copy to each holder of Registrable Securities requesting registration) that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering within a price range acceptable to the holders of a majority of the Registrable Securities requested to be included in such registration, the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, (X) in the event that any Kelso Entity is an Initiating Holder, (i) first, Registrable Securities requested to be included in such registration by any Kelso Entity which is a holder of Registrable Securities, PRO RATA among such holders requesting such registration on the basis of the number of such

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securities requested to be included by such holders, (ii) second, Registrable
Securities requested to be included in such registration by any other holder of Registrable Securities, PRO RATA among such other holders requesting such registration on the basis of the number of such securities requested to be included by such holders and (iii) third, subject to section 2.1(a) hereof, securities the Company proposes to sell and other securities of the Company included in such registration by the holders thereof, and (Y) in the event no Kelso Entity is an Initiating Holder, securities proposed by the Company to be sold for its own account, Registrable Securities and other securities of the Company requested to be included in such registration PRO RATA on the basis of the number of shares of such securities so proposed to be sold and so requested to be included.

     2.2  INCIDENTAL REGISTRATION.

          (a) RIGHT TO INCLUDE REGISTRABLE SECURITIES. If the Company at any time proposes to register any of its securities under the Securities Act (other than by a registration on Form S-4 or S-8, or any successor or similar forms and other than pursuant to section 2.1), whether or not for sale for its own account, it will each such time give prompt written notice to all holders of Registrable Securities of its intention to do so and of such holders' rights under this section 2.2. Upon the written request of any such holder made within 30 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Company will, subject to the terms of this Agreement, effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders thereof, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the securities which the Company proposes to register; PROVIDED that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any holder or holders of Registrable Securities entitled to do so to request that such registration be effected as a registration under section 2.1, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this section
2.2 shall relieve the Company of its obligation to effect any registration upon request under section 2.1, nor shall any such registration hereunder be deemed to have been effected pursuant to section 2.1. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this section 2.2, and each

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requesting holder whose Registrable Securities are included in a registration requested pursuant to this section 2.2 will pay any underwriting discounts and commissions in connection therewith

          (b) PRIORITY IN INCIDENTAL REGISTRATIONS. If (i) a registration pursuant to this section 2.2 involves an underwritten offering of the securities so being registered, whether or not for sale for the account of the Company, to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction, (ii) the Registrable Securities so requested to be registered for sale for the account of holders of Registrable Securities are not also to be included in such underwritten offering (either because the Company has not been requested so to include such Registrable Securities pursuant to section 2.4(b) or, if requested to do so, is not obligated to do so under section 2.4(b), and (iii) the managing underwriter of such underwritten offering shall inform the Company and holders of the Registrable Securities requesting such registration by letter of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in (or during the time of) such offering, then the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in (or during the time of) such offering, securities proposed by the Company to be sold for its own account, Registrable Securities and other securities of the Company requested to be included in such registration PRO RATA on the basis of the number of shares of such securities so proposed to be sold and so requested to be included.

     2.3 REGISTRATION PROCEDURES. If and whenever (a) the Company is required to effect the registration of any Registrable Securities under the Securities Act as provided in sections 2.1 and 2.2 or (b) there is a Requesting Holder in connection with any other proposed registration by the Company under the Securities Act, the Company shall, as expeditiously as possible:

          (i) prepare and (within 60 days after the end of the period within which requests for registration may be given to the Company or in any event as soon thereafter as possible) file with the Commission the requisite registration statement to effect such registration (including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) and thereafter cause such registration statement to become and remain effective, PROVIDED however that the Company may discontinue any registration of its securities which are not Registrable Securities (and, under the circumstances specified in section 2.2(a), its securities which are Registrable Securities) at any time prior to the effective date of the registration statement relating thereto;

          (ii) prepare and file with the Commission such amendment and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to

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     comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or (i) in the case of a registration pursuant to section 2.1, the expiration of one hundred eighty days after such registration statement becomes effective, or (ii) in the case of a registration pursuant to section 2.2, the expiration of 90 days after such registration statement becomes effective;

          (iii) furnish to each seller of Registrable Securities covered by such registration statement and each Requesting Holder and each underwriter, if any, of the securities being sold by such seller such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller and underwriter, if any, may reasonably request;

          (iv) use its best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities laws or blue sky laws of such jurisdictions as any seller thereof and any underwriter of the securities being sold by such seller and any Requesting Holder shall reasonably request, to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller and underwriter to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified or to consent to general service or process in any such jurisdiction;

          (v) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

          (vi) furnish to each seller of Registrable Securities and each Requesting Holder a signed counterpart, addressed to such seller, such Requesting Holder and the underwriters, if any, of:

               (X) an opinion of counsel for the Company, dated the effective date of such registration statement (or, if such registration includes an

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          underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such seller, and

               (Y) a "comfort" letter (or, in the case of any such Person which does not satisfy the conditions for receipt of a "comfort" letter specified in Statement on Auditing Standards No. 72, an "agreed upon procedures" letter), dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter of like kind dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities (with, in the case of an "agreed upon procedure" letter, such modifications or deletions as may be required under Statement on Auditing Standards No. 35) and, in the case of the accountants' letter, such other financial matters, and, in the case of the legal opinion, such other legal matters, as such seller or such Requesting Holder (or the underwriters, if any) may reasonably request;

          (vii) notify the holders of Registrable Securities and the managing underwriter or underwriters, if any, promptly and confirm such advice in writing promptly thereafter:

               (V) when the registration statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective;

               (W) of any request by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information;

               (X) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings by any Person for that purpose;

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               (Y)  if at any time the representations and warranties of the
          Company made as contemplated by section 2.4 below cease to be true and correct; and

               (Z) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

          (viii) notify each seller of Registrable Securities covered by such registration statement and each Requesting Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon the Company's discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller or Requesting Holder promptly prepare and furnish to such seller or Requesting Holder and each underwriter, if any, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

          (ix) make every reasonable effort to obtain the witrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment;

          (x) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first day of the Company's first full calendar quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, and will furnish to each such seller and each Requesting Holder at least five business days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any thereof to which any such seller or any Requesting Holder shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

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

          (xi) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

          (xii) enter into such agreements and take such other actions as sellers of such Registrable Securities holding more than 50% of the shares so to be sold shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

          (xiii) use its best efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the securities of the same class as the Registrable Securities are then listed;

          (xiv) use its best efforts to provide a CUSIP number for the Registrable Securities, not later than the effective date of the registration statement.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

     The Company will not file any registration statement or amendment thereto or any prospectus or any supplement thereto (including such documents incorporated by reference and proposed to be filed after the initial filing of the registration statement) to which the holders of at least a majority of the Registrable Securities covered by such registration statement or the underwriter or underwriters, if any, shall reasonably object, PROVIDED that the Company may file such document in a form required by law or upon the advice of its counsel.

     Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in subdivision (viii) of this section 2.3, such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (viii) of this section 2.3 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in paragraph (ii) of this section 2.3 shall be extended by the length of the period from and including the date when each seller of any Registrable Securities covered by such registration statement shall have received such notice to the date on which each such seller has received

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the copies of the supplemented or amended prospectus contemplated by paragraph
(viii) of this section 2.3.

     If any such registration statement refers to any holder of Registrable Securities by name or otherwise as the holder of any securities of the Company, then such holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such holder, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such holder.

     2.4  UNDERWRITTEN OFFERINGS.

          (a) REQUESTED UNDERWRITTEN OFFERINGS. If requested by the underwriters for any underwritten offering by holders of Registrable Securities pursuant to a registration requested under section 2.1, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Company, each such holder and the underwriters, and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in section 2.7. The holders of the Registrable Securities will cooperate with the Company in the negotiation of the underwriting agreement and will give consideration to the reasonable suggestions of the Company regarding the form thereof, PROVIDED that nothing herein contained shall diminish the foregoing obligations of the Company. The holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. Any such holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations and warranties contained in writing furnished by such holder expressly for use in such registration statement or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law or to make any agreements with the Company or the underwriters with respect to indemnification of any Person or the contribution obligations of any Person that would impose any obligation beyond or inconsistent with the provisions of section 2.7.

          (b) INCIDENTAL UNDERWRITTEN OFFERINGS. If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by section 2.2 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any holder of Registrable Securities as provided in section 2.2 and subject to the provisions of section 2.2(b), use its best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters. The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. Any such holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law or to make any agreements with the Company or the underwriters with respect to indemnification of any Person or the contribution obligations of any Person that would impose any obligation beyond or inconsistent with the provisions of section 2.7.

          (c)  HOLDBACK AGREEMENTS.

               (i) Each holder of Registrable Securities agrees by acquisition of such Registrable Securities, if and to the extent so required by the managing underwriter, not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of any securities of the Company, during the 7 days prior to and the 180 days after any underwritten registration pursuant to section
     2.1 or 2.2 has become effective, except as part of such underwritten registration, whether or not such holder participates in such registration, PROVIDED that the foregoing restrictions shall not apply with regard to any Kelso Entity in a distribution of Registrable Securities to its partners or to the transfer to any Affiliate of such Persons or to any other transferee in a private transaction not requiring registration under the Securities Act, or to any bona fide pledge of such Registrable Securities, provided that such Affiliate or other transferee and/or lender or creditor acknowledges in writing that it is bound by the provisions of this section 2.4(c). Each holder of Registrable Securities agrees that the Company may instruct its transfer agent to place stop transfer notations in its records to enforce this section 2.4(c).

               (ii) The Company agrees (X) if so required by the managing underwriter not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the seven days prior to and the 180 days after any -underwritten registration pursuant to section 2.1 or 2.2 has become effective, except as part of such underwritten registration and except pursuant to registrations on Form S-4, S-8, or any successor or similar forms thereto, and (Y) to cause each holder of its securities purchased from the Company at any time after the date of this Agreement (other than in a public offering) to agree not to sell, make any short sale of, loan, gant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of such securities during such period.

          (d) PARTICIPATION IN UNDERWRITTEN OFFERINGS. No Person may participate in any underwritten offering hereunder unless such person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved, subject to the terms and conditions hereof, by the Company and the holders of a majority of Registrable Securities to be included in such underwritten offering and (ii) completes and executes all questionnaires, indemnities, underwriting agreements and other documents (other than powers of attorney) required under the terms of such underwriting arrangements. Notwithstanding the foregoing, no underwriting agreement (or other agreement in connection with such offering) shall require any holder of Registrable Securities to make any representations or warranties to or agreements with the Company or the underwriters other than representations and warranties contained in a writing furnished by such holder expressly for use in the related registration statement or agreements regarding such holder, such holder's registrable Securities and such holder's intended method of distribution and any other representation required by law or to make any agreements with the Company or the underwriters with respect to indemnification of any Person or the contribution obligations of any Person that would impose any obligation beyond or inconsistent with the provisions of section 2.7.

     2.5 PREPARATION; REASONABLE INVESTIGATION. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the holders of Registrable Securities registered under such registration statement, their underwriters, if any, each Requesting Holder and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

     2.6 RIGHTS OF REQUESTING HOLDERS. The Company will not file any registration statement under the Securities Act (other than by a registration on Form S-8), unless it shall first have given to each holder of Registrable Securities (who would be entitled to participate in such registration) at the time outstanding (other than any such Person who acquired all such securities held by such Person in a public offering registered under the Securities Act or as the direct or indirect transferee of shares initially issued in such an offering), at least 30 days prior written notice thereof. Any such Person who shall so request within 30 days after such notice (a "Requesting Holder") shall have the rights of a Requesting Holder provided in sections 2.3, 2.5 and 2.7. In addition, if any such registration statement refers to any Requesting Holder by name or otherwise as the holder of any securities of the Company, then such holder shall have the right to require (a) the insertion therein of language, in form and substance satisfactory to such holder, to the effect that the holding by such holder of such securities does not necessarily make such holder a "controlling person" of the Company within the meaning of the Securities Act and is not to be construed as a recommendation by such holder of the investment quality of the Company's debt or equity securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (b) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any rules and regulations promulgated thereunder, the deletion of the reference to such holder.

     2.7  INDEMNIFICATION.

          (a) INDEMNIFICATION BY THE COMPANY. In the event of any registration of any securities of the Company under the Securities Act, the Company will, and hereby does agree to, indemnify and hold harmless (i) in the case of any registration statement filed pursuant to section 2.1 or 2.2, the holder of any Registrable Securities covered by such registration statement and its partners, if any, its and their respective directors, officers, partners, agents and Affiliates, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such holder or any such underwriter within the meaning of the Securities Act, and
(ii) in the case of any registration statement of the Company, any Requesting Holder and it partners, if any, its and their respective directors, officers, partners, agents and Affiliates and each other Person, if any, who controls such Requesting Holder within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such holder or Requesting Holder or partner thereof or any such director or officer or partner or agent or Affiliate or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such holder, such Requesting Holder, their respective partners and each such director, officer, partner, agent, Affiliate, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, PROVIDED that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such holder or Requesting Holder, as the case may be, specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or such Requesting Holder or partner thereof or any such director, officer, partner, agent, Affiliate, underwriter or controlling person and shall survive the transfer of such securities by such holder. The indemnity agreement contained in the section 2.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, action or proceeding if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

          (b)  INDEMNIFICATION BY THE SELLERS.    The Company may require, as a
condition to including any Registrable Securities in any registration statement filed pursuant to section 2.3, that the Company shall have received an undertaking reasonably satisfactory to it from the prospective seller of such Registrable Securities, to indemnify severally and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this section 2.7) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such seller. The indemnity agreement contained in the section 2.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, action or proceeding if such settlement is effected without the consent of such seller (which consent shall not be unreasonably withheld). The parties hereto hereby acknowledge and agree that, unless otherwise expressly agreed to in writing by holders of Registrable Securities to the contrary, for all purposes of this Agreement the only information furnished or to be furnished to the Company for use in any registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto are statements specifically relating to (i) transactions between such holder and its Affiliates, on the one hand, and the Company, on the other hand, (ii) the beneficial ownership of shares of Common Stock by such holders and its Affiliates and (iii) the name and address of such holder. If any additional information about such holder or the plan of distribution (other than for an underwritten offering) is required by law to be disclosed in any such document, then such holder shall not unreasonably withhold its agreement referred to in the immediately preceding sentence. The indemnity provided under this section 2.7(b) shall be limited in amount to the net amount of proceeds actually received by such seller from the sale of Registrable Securities pursuant to such registration statement.

          (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this section 2.7, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, PROVIDED that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this section 2.7, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice.
In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

          (d) OTHER INDEMNIFICATION. Indemnification similar to that specified in the preceding subdivisions of this section 2.7 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the Securities Act, provided that the indemnifying party receives an undertaking by or on behalf of such indemnified party to repay amounts so advanced if it shall ultimately be determined that such indemnified party is not entitled to be indemnified hereunder.

          (e)  INDEMNIFICATION PAYMENTS.  The indemnification required by this section 2.7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

          (f) CONTRIBUTION. If the indemnification provided for in the preceding subdivisions of this section 2.7 is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability in such proportion as is appropriate to reflect the relative benefits and the relative fault of the Company on the one hand and the holder or underwriter, as the case may be, on the other in connection with the distribution of the Registrable Securities and the statements or omissions which result in any expense, loss, damage or liability, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the holder or underwriter, as the case may be, on the other in connection with the distribution of the Registrable Securities shall be deemed to be in the same proportion as the total net proceeds received by the Company from the sale of the Common Stock by the Company to the purchasers (plus the purchase price received by the Company from any previous sale of the Registrable Securities to the holder in the case of shares sold by such holder) in a registered offering hereunder, bear to the gain, if any, realized by the selling holder (minus, in the case of any selling holder, the price paid by such holder to the Company) or the underwriting discounts and commissions received by the underwriter, as the case may be. The relative fault of the Company on the one hand and of the holder or underwriter, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company, by the holder of by the underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, PROVIDED that the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the provisions contained in the first sentence of subdivision (a) of this section 2.7, and in no event shall the obligation of any prospective seller of Registrable Securities to contribute under this subdivision (f) exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under subdivisions (a) or (b) of this section 2.7 had been available under the circumstances.

     The Company and the holders of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this subdivision (a) were determined by PRO RATA allocation (even if the holders, Requesting Holders and any underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth in the preceding sentence and subdivision (c) of this Section 2.7, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

     Notwithstanding the provisions of the subdivision (f), no holder of Registrable Securities or underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of any such holder the net proceeds received by such holder form the sale of Registrable Securities or (ii) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that such holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     2.8 ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES. The Company will not effect or permit to occur any combination or subdivision of shares which would adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in any registration of its securities contemplated by this section 2 or the marketability of such Registrable Securities under any such registration.

     3. DEFINITIONS. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

     AFFILIATE:  As defined in Rule 12b-2 promulgated under the Exchange Act.

     COMMISSION: The Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

     COMMON STOCK:  As defined in section 1.

     COMPANY:  As defined in the introductory paragraph of this Agreement.

     COMPANY STOCKHOLDERS: Collectively, William A. Marquard, David M. Roderick, Michel Rapoport, George L. Shinn, Patricia Hetter Kelso, John F. McGillicuddy and John Rutledge.

     EXCHANGE ACT: The Securities Exchange Act of 1934, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934 shall include a reference to the comparable section, if any, of any such similar federal statute.

     INITIATING HOLDERS: Any holder or holders of Registrable Securities holding at least 5% of the Registrable Securities (by number of shares at the time issued and outstanding), and initiating a request pursuant to section 2.1 for the registration of all or part of such holder's or holders' Registrable Securities; PROVIDED however, that the definition of Initiating Holder shall include any Kelso Entity who is a holder of Registrable Securities, irrespective of such Kelso Entity's percentage of ownership of Registrable Securities, if such Kelso Entity is initiating a request for the registration of all of such Kelso Entity's Registrable Securities.

     KELSO ENTITY: Collectively, KIA V, KEP V, the Company Stockholders and any Transferee and any of their respective Permitted Transferees.

     KEP V:  As defined in section 1.

     KIA V:  As defined in section 1.

     MANAGEMENT INDIVIDUALS: Collectively, Brian T. Clingen, Daniel L. Simon and Paul G. Simon.

     PERMITTED TRANSFEREE: Any Person who is specifically approved in writing by KIA V, in its sole discretion, prior to any transfer of Registrable Securities to such Person by a Company Stockholder or a Transferee and is designated by KIA V as a Permitted Transferee, and who is therefor entitled through such designation to the rights and privileges of a Permitted Transferee set forth herein subject to the terms and conditions hereof.

     PERSON: A corporation, an association, a partnership, an organization, business, an individual, a governmental or political subdivision thereof or a governmental agency.

     RECAPITALIZATION AGREEMENT:  As defined in section 1.

     REGISTRABLE SECURITIES: The Common Stock and any securities issued or issuable with respect to any Common Stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise, PROVIDED that shares of Common Stock registered pursuant to the Registration Statement of Form S-1 filed by the Company with the Commission on June 6, 1996 shall be excluded from the definition of Registrable Securities and such shares shall not be included as Registrable Securities for any purpose contemplated by this Agreement. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities have been disposed of in accordance with such registration statement, (b) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (c) any disposition of them shall not require registration or qualification of them under the Securities Act, or
     (d) they shall have ceased to be outstanding.

     REGISTRATION EXPENSES: All expenses incident to the Company's performance of or compliance with section 2, including, without limitation, all registration, filing and NASD fees, all stock exchange listing fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, the fees and disbursements of any counsel and accountants retained by the holder or holders of more than 50% of the Registrable Securities being registered, premiums and other costs of policies of insurance against liabilities arising out of the pubic offering of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers or securities, but excluding underwriting discounts and commissions and transfer taxes, if any.

     REQUESTING HOLDER:  As defined in section 2.6.

     SECURITIES ACT: The Securities Act of 1933, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as of the same shall be in effect at the time. References to a particular section of the Securities Act of 1933 shall include a reference to the comparable section, if any, of any such similar Federal statute.

     TRANSFEREE:  As defined in section 8.

     4. RULES 144 AND 144A. The Company shall timely file the reports required to be filed by it under the Securities Act and the Exchange Act (including but not limited to the reports under sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will (a) deliver to such holder a written statement as to whether it has complied with the requirements of the Section 4, or (b) take such action as is necessary to allow transfer of such Registrable Securities in accordance with the provisions of Rule 144(k) (or any successor provision) under the Securities Act including without limitation, if necessary, the issuance of new certificates for such Registrable Securities bearing a legend restricting further transfer.

     5. AMENDMENTS AND WAIVERS. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of more than 50% of the shares of Registrable Securities and in the case of any such amendment, action or omission to act in respect of the first sentence of Section 4, the written consent of each holder affected thereby; PROVIDED however, for so long as any shares of Common Stock are held by any Kelso Entity, any amendment, action or omission to act is also subject to the prior written consent of KIA V. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 5, whether or not such Registrable Securities shall have been marked to indicate such consent.

     6. NOMINEES FOR BENEFICIAL OWNERS. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder of holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

     7. NOTICES. Except as otherwise provided in this Agreement, all notices, requests and other communications to any Person provided for hereunder shall be in writing and shall be given to such Person (a) in the case of any Kelso Entity, addressed to such party care of Kelso & Company, 320 Park Avenue, 24th floor, New York, New York 10022 to the attentions of James J. Connors III, Esq. or at such other address as such party shall have furnished to the Company in writing, (b) in the case of any other holder of Registrable Securities, at the address that such holder shall have furnished to the Company in writing, or, until any such other holder so furnishes to the Company an address, then to and at the address of the last holder of such Registrable Securities who has furnished an address to the Company or (c) in the case of the Company, at Universal Outdoor Holdings, Inc., 321 North Clark Street, Suite 1010, Chicago, Illinois 60610 to the attention of its General Counsel, or at such another address, or to the attention of such other officer, as the Company shall have furnished to each holder of Registrable Securities at the time outstanding.
Each such notice, request or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mail with first class postage prepaid, addressed as aforesaid or (ii) if given by any other means (including without limitation, by air courier), when delivered at the address specified above, PROVIDED that any such notice, request or communication to any holder of Registrable Securities shall not be effective until received.

     8. ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of KIA V or KEP V shall also be for the benefit of and enforceable by (i) the Company Stockholders and their Permitted Transferees (and any such party shall have the rights under sections 2 and 4 and be subject to the obligations of KIA V and KEP V under sections 2 and 4 hereof), and (ii) any subsequent holder of any Registrable Securities held by KIA V or KEP V as of the date hereof and their Permitted Transferees (and any such party shall have the rights under sections 2 and 4 and be subject to the obligations of KIA V and KEP V under sections 2 and 4 hereof), in the case of each of clause (i) and clause (ii), as and to the extent set forth in an instrument executed by KIA V or KEP V, as the case may be, and the Company Stockholder or the respective transferee (a "Transferee") or their respective Permitted Transferees, as the case may be, subject to the provisions respecting the minimum numbers or percentages of shares of Registrable Securities required in order to be entitled to certain rights, or take certain actions, contained herein. Prior to the exercise of any rights by a Company Stockholder or a Transferee or any of their respective Permitted Transferees pursuant to the provisions of the proceeding sentence, KIA V shall designate in writing to the Company a representative (which may be KIA V or KEP V or any of their respective Affiliates, and which, if not, will be subject to the approval of the Company, which approval shall not be unreasonably withheld) for the Company Stockholders and all Transferees and their respective Permitted Transferees with respect to the rights and obligations of such parties hereunder, and such representative shall act on behalf of such parties at the direction of such parties in connection with all matters relating to such parties hereunder.

     9. DESCRIPTIVE HEADINGS. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

     10. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO THE PRINCIPLES OF CONFLICTS OF LAWS.

     11. COUNTERPARTS. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

     12. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the Company and each other party hereto relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

     13. SUBMISSION TO JURISDICTION. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF DELAWARE OR OF THE UNITED STATES OF AMERICA FOR THE STATE OF DELAWARE AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE COMPANY HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS AND APPELLATE COURTS FROM ANY THEREOF. EACH PARTY HERETO HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF TO SUCH PARTY BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO SUCH PARTY AT ITS ADDRESS SPECIFIED IN SECTION 7. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE TRIAL BY JURY AND ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

     14. SEVERABILITY. If any provision of this Agreement, or the application of such provisions to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                              UNIVERSAL OUTDOOR HOLDINGS, INC.


                              By
                                   -------------------------
                                   Name:
                                   Title:


                              KELSO INVESTMENT ASSOCIATES V, L.P.

                                   By Kelso Partners V, L.P.,
                                   as general partner

                              By
                                   -------------------------
                                   Name:
                                   Title:


                              KELSO EQUITY PARTNERS V, L.P.

                              By
                                   -------------------------
                                   Name:
                                   Title:


                              -------------------------------------
                              Daniel L. Simon


                              -------------------------------------
                              Brian T. Clingen


                              -------------------------------------
                              Paul G. Simon